UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202, Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐->Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐->Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐->Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐->Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02   Results of Operations and Financial Condition

On April 28, 2021, SouthState Corporation (“SouthState” or the “Company”) issued a press release announcing its financial results for the first quarter and three months ended March 31, 2021, along with certain other financial information.  Copies of the Company’s press release and presentation are attached as Exhibit 99.1 and 99.2, respectively, to this report and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On April 28, 2021, the Company also made available the presentation (“Presentation”) prepared for use with the press release during the earnings conference call on April 29, 2021.  Attached hereto and incorporated herein as Exhibit 99.2 is the text of that presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.2  to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01   Other Events

First Quarter 2021 Shareholder Dividend

The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.47 per share.  The dividend is payable on May 21,2021 to shareholders of record as of May 14, 2021.

Redemptions of Subordinated Notes and Trust Preferred Securities

On April 28, 2021, the Company announced it received approval from its Board of Directors to redeem $25.0 million of subordinated notes  (“Subordinated Note”) and $38.5 million of trust preferred securities (“Trust Preferred Securities”) as outlined in the table below.  The Company also received regulatory approval from the Federal Reserve Bank of Atlanta to redeem the Subordinated Note and Trust Preferred Securities.  The Company has delivered or will cause to deliver redemption notices to all trustees (“Trustees”) and will redeem the Subordinated Note and Trust Preferred Securities at a cash redemption price (“Redemption Price”) equal to the principal amount of the outstanding debentures and common securities, if applicable, plus accrued and unpaid interest, if any, to the redemptions dates (“Redemption Dates”) noted in the table below.  Upon completion of the redemptions, no notes will be outstanding as it relates to the Subordinated Note and Trust Preferred Securities.

Payment of the Redemption Price will be made on the Redemption Dates only upon presentation and surrender of the Subordinated Note and Trust Preferred Securities to the Trustees.  Interest on the Subordinated Note and Trust Preferred Securities called for redemption will cease to accrue on and after the Redemption Dates.  Notice of redemption will be sent to the registered holders of the Subordinated Note and Trust Preferred Securities.

Debt Instrument ($ in thousands)	Original Principal	Common Securities	Trustee	Original Issuance Date	Redemption Date
National Commerce Corp 6.0% Fixed-to-Floating Rate Subordinated Note	$25,000	N/A	The Bank of New York Mellon Trust Company, N.A.	5/19/2016	6/1/2021
Gulfstream Bancshares Capital Trust II	3,000	93	Wilmington Trust Company	12/28/2006	6/6/2021
Valrico Capital Statutory Trust	2,500	77	Wells Fargo Bank, National Association	5/20/2004	6/8/2021
BSA Financial Statutory Trust I	5,000	155	U.S. Bank National Association	10/28/2005	6/15/2021
MRCB Statutory Trust II	3,000	93	U.S. Bank National Association	6/28/2006	6/15/2021
Federal Trust Statutory Trust I	5,000	155	U.S. Bank National Association	9/17/2003	6/17/2021
CenterState Banks of Florida Statutory Trust I	10,000	310	U.S. Bank National Association	9/22/2003	6/22/2021
Homestead Statutory Trust I	10,000	495	Wilmington Trust Company	7/17/2006	7/1/2021
Total	$63,500	$1,378

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:  (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the low interest rate environment and historically low yield curve primarily due to government programs in place under the CARES Act and otherwise in response to the Covid19 pandemic, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3)  risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (4) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic;  (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations,  (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin, (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance matters; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the CSFL integration, and potential difficulties in maintaining relationships with key personnel; (25 the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (26) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (27) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (29) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing COVID-19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit No.	Description

	Exhibit 99.1	Press release dated April 28, 2021

	Exhibit 99.2	Presentation for SouthState Corporation Earnings Call

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Date: April 28, 2021

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